American Century Variable Portfolios, Inc. Statement of Additional Information (SAI) Supplement

Supplement dated February 17, 2012 ¡ SAI dated May 1, 2011

The following is added as the last row in the Accounts Managed table on page 45 of the SAI.

Accounts Managed (As of December 31, 2010)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Brian Woglom(11)	Number of Accounts	7	1	2
	Assets	$3.7 billion (12)	$16.3 million	$47.2 million

11	Information is provided as of February 15, 2012.

12	Includes $221.9 million in VP Mid Cap Value.

The following replaces the Ownership of Securities section on page 48 of the SAI.

Ownership of Securities

As of December 31, 2010, the funds’ most recent fiscal year end, none of the portfolio managers beneficially owned shares of the fund they manage. As of April 8, 2011, E.A. Prescott LeGard and Gregory Woodhams did not beneficially own shares of VP Growth. As of February 15, 2012, Brian Woglom did not beneficially own shares of VP Mid Cap Value. These portfolio managers serve on investment teams that oversee a number of funds in the same broad investment category and are not expected to invest in each such fund.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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